4                                                                    Exhibit 99


                            Explanation of Responses
                            ------------------------


(1) Robert A. Hamwee is making this filing on Form 3, in conjunction with the Form 3 being filed by GSC Recovery IIA, L.P. on the date hereof, on behalf of himself and as the designated beneficial owner on behalf of the following entity and individuals: GSCP (NJ), Inc., Keith W. Abell, Alfred C. Eckert III, Richard
M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, Andrew Wagner and Frederick H. Horton (collectively, with Robert A. Hamwee, the "Recovery Affiliates"). This Form 3 and the Form 3 filed on the same date hereof by GSC Recovery IIA, L.P. are reporting beneficial ownership of the same securities.

(2) Robert A. Hamwee, a reporting person, is a director of International Wire Group, Inc. (the "Company").

(3) GSC Recovery II, L.P. directly owns 685,734 shares, par value $0.01 per share ("Common Stock") of the Company. GSC Recovery IIA, L.P. directly owns 999,918 shares of Common Stock.

(4) GSC Recovery II, L.P. is a Delaware limited partnership. GSC Recovery II GP, L.P. is the general partner of GSC Recovery II, L.P.; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; and GSCP (NJ) Holdings, L.P. is the managing member of GSC RII, LLC.

GSC Recovery IIA, L.P. is a Delaware limited partnership. GSC Recovery IIA GP, L.P. is the general partner of GSC Recovery IIA, L.P.; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; and GSCP (NJ) Holdings, L.P. is the managing member of GSC RIIA, LLC.

GSCP (NJ), L.P. is the manager of GSCP Recovery II, L.P. and GSC Recovery IIA, L.P.; and GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P. and GSCP
(NJ) Holdings, L.P.

Each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, Andrew Wagner and Frederick H. Horton is an executive officer and stockholder of GSCP (NJ), Inc. and a limited partner of GSCP (NJ), L.P. and GSCP (NJ) Holdings, L.P.

For the purposes of Rule 13d-3 under the Exchange Act of 1934, each of the Recovery Affiliates, by virtue of its relationship with GSC Recovery II, L.P. and GSC Recovery IIA, L.P., may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of, the 1,685,652 shares of Common Stock owned in the aggregate by GSC Recovery II, L.P. and GSC Recovery IIA, L.P. Each of the Recovery Affiliates disclaims beneficial ownership of the Common Stock except to the extent of each entity's and individual's pecuniary interest in the Common Stock.


                             JOINT FILER INFORMATION

Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                  GSCP (NJ), Inc.
                                 /s/ David L. Goret
                                 --------------------
                                 Name:  David L. Goret
                                 Title: Managing Director


                             JOINT FILER INFORMATION

Name: Keith W. Abell

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.






                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)




                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)




                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 /s/ Andrew Wagner
                                 --------------------


                             JOINT FILER INFORMATION

Name: Frederick H. Horton

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 By: /s/ Robert A. Hamwee
                                    ---------------------
                                    As Attorney-in-Fact*


                                 By: /s/ Andrew Wagner
                                    --------------------
                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.